UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 8, 2017

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Blvd.
Round Rock, Texas	78664
(Address of principal executive offices)	(Zip Code)

(512) 310-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 8, 2017, the OTC Markets Group Inc. (“OTC Markets”) informed TSS, Inc. (the “Company”) that it had become aware of recent promotional activity concerning the Company and its common stock, in particular promotional newsletter emails, that has had an effect on trading activity in the Company’s stock.

Until the disclosure from OTC Markets, the Company was unaware of the existence of the promotional newsletters and their effect on the trading activity. The Company has since received from OTC Markets samples of two promotional newsletters, which were sent from ProTrader on February 8, 2017, but the Company is otherwise unaware of the existence of additional promotional newsletters, if any, any related promotional activity, the parties responsible for the production of the newsletters and the extent of any of the email newsletters’ dissemination.

On February 10, 2017, the Company issued a press release announcing that it had been made aware of this recent trading and promotional activity and affirming that the Company and its officers, directors and controlling shareholders (i.e., shareholders owning 10% or more of the Company’s securities) have not, directly or indirectly, authorized or been involved in any way with the creation or distribution of promotional materials. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information in this Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Statements contained in the press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address matters such as the Company’s expected future business and financial performance, and often contain words such as “guidance,” “prospects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company’s future results include: the Company’s independent registered public accounting firm’s reports on the Company’s 2014 and 2015 financial statements contain an explanatory paragraph that expresses substantial doubt about the Company’s ability to continue as a going concern; the Company’s inability access the capital markets to raise additional capital necessary to fund its operations; the Company may not have sufficient resources to fund its business and may need to issue debt or equity to obtain additional funding; the Company’s reliance on a significant portion of its revenues from a limited number of customers; risks relating to operating in a highly competitive industry; risks relating to the failure to maintain effective internal control over financial reporting; risks relating to rapid technological, structural, and competitive changes affecting the industries the Company serves; risks involved in properly managing complex projects; risks relating to the possible cancellation of customer contracts on short notice; risks relating to the Company’s ability to continue to implement its strategy, including having sufficient financial resources to carry out that strategy; risks relating to the Company’s ability to meet all of the terms and conditions of its debt obligations; uncertainty related to current economic conditions and the related impact on demand for the Company’s services; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. These uncertainties may cause the Company’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. The Company does not undertake to update its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

99.1       Press Release, dated February 10, 2017.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ John K. Penver
John K. Penver
Chief Financial Officer

Date: February 10, 2017